EXHIBIT 99.1

Contact Information:

Ther-Rx:

Brainerd Communicators, Inc.

Tony Herrling

212-739-6738

herrling@braincomm.com

Brad Edwards

212-739-6724

edwards@braincomm.com

Perrigo:

Arthur J. Shannon, Vice President, Investor Relations and Communication

269-686-1709

ajshannon@perrigo.com

Bradley Joseph, Senior Manager, Investor Relations and Communication

269-686-3373

bradley.joseph@perrigo.com

Ther-Rx Corporation and Perrigo Company Announce the Availability of Gynazole-1® (Butoconazole Nitrate Vaginal Cream USP, 2%) for Prescribing

Single dose prescription treatment for vulvovaginal candidiasis (yeast infections)

now available on pharmacy shelves

St. Louis, January 24, 2013 – Ther-Rx Corporation, a women's health-focused pharmaceutical company and subsidiary of K-V Pharmaceutical Company (OTCQB Marketplace: KVPHA/KVPHB), and Perrigo Company (Nasdaq: PRGO; TASE) announced today that Gynazole-1® (Butoconazole Nitrate Vaginal Cream USP, 2%), indicated for the local treatment of yeast infections (vulvovaginal candidiasis infections caused by Candida) in non-pregnant women1, is now available for prescribing. Gynazole-1 is available at major national and regional retail pharmacy chains across the country.

Ther-Rx has partnered with Perrigo (www.perrigo.com) to manufacture Gynazole-1. Perrigo is a leading manufacturer of prescription drugs in the U.S. market that has been inspected and approved by the U.S. Food and Drug Administration (FDA) as being in compliance with current Good Manufacturing Practice requirements to manufacture Gynazole-1.

“We are pleased to be able to once again offer Gynazole-1 to prescribing healthcare providers and to patients in need of therapy,” said Greg Divis, President of Ther-Rx and CEO of K-V Pharmaceutical Company. “The availability of Gynazole-1 represents a positive step forward for the Company as we continue to provide quality, patient-friendly products to support the health of women across the stages of their lives.”

Yeast infections (VVC) are very common in women. The 2010 Centers for Disease Control and Prevention (CDC) guidelines state that an estimated 75% of women will have at least one episode of VVC, and 40%–45% will have two or more episodes of VVC, within their lifetimes.2 Gynazole-1, the only one-dose, anytime prescription cream for the treatment of vaginal yeast infections caused by all Candida species in non-pregnant women, is on the CDC recommended list.2

“Women experiencing vaginal infections are eager for treatments that provide fast initial relief from symptoms and convenience in dosing and administration,” said David Gandell, MD, Clinical Professor of Obstetrics and Gynecology, University of Rochester School of Medicine and Dentistry. “Gynazole-1 is a well-established treatment option, so it's great to be able to prescribe it for my patients again.”

For more information about Gynazole-1, visit www.gynazole-1.com or call Ther-Rx customer service at (877) 567-7676.

Gynazole-1 (Butoconazole Nitrate Vaginal Cream USP, 2%) is indicated for the local treatment of vulvovaginal candidiasis (infections caused by Candida). The diagnosis should be confirmed by KOH smears and/or cultures.

Note: Gynazole-1 is safe and effective in nonpregnant women; however, the safety and effectiveness of this product in pregnant women has not been established.

Important Safety Information for Gynazole-1 (Butoconazole Nitrate Vaginal Cream USP, 2%)

5.7% of patients enrolled in the Gynazole●1 clinical trials reported complaints such as vulvar/vaginal burning, itching, soreness and swelling, pelvic or abdominal pain or cramping, or a combination of two or more of these symptoms. 1% of patients had treatment-related complaints. 2% of patients discontinued the study due to adverse events.

This cream contains mineral oil. Mineral oil may weaken latex or rubber products such as condoms or vaginal contraceptive diaphragms; therefore, use of such products within 72 hours following treatment with Gynazole●1 is not recommended.

Recurrent vaginal yeast infections, especially those that are difficult to eradicate, can be an early sign of infection with the human immunodeficiency virus (HIV) in women who are considered at risk for HIV infection.

If clinical symptoms persist, tests should be repeated to rule out other pathogens, to confirm original diagnosis, and to rule out other conditions that may predispose a patient to recurrent vaginal fungal infections.

Full prescribing information can be viewed at www.gynazole-1.com/PI.PDF.

About Ther-Rx Corporation

Ther-Rx Corporation, a subsidiary of K-V Pharmaceutical Company, is a specialty branded pharmaceutical company with a primary focus in the area of women's healthcare. As such, we are committed to advancing the health of women across all the stages of their lives.

For further information about K-V Pharmaceutical Company, please visit the Company's corporate website at www.kvpharmaceutical.com.

About Perrigo

From its beginnings as a packager of generic home remedies in 1887, Allegan, Michigan-based Perrigo Company has grown to become a leading global provider of quality, affordable healthcare products. Perrigo develops, manufactures and distributes over-the-counter (OTC) and generic prescription (Rx) pharmaceuticals, infant formulas, nutritional products, dietary supplements and active pharmaceutical ingredients (API). The Company is the world's largest manufacturer of OTC pharmaceutical products for the store brand market. The Company's primary markets and locations of logistics operations have evolved over the years to include the United States, Israel, Mexico, the United Kingdom, India, China and Australia. Visit Perrigo on the Internet (http://www.perrigo.com).

Cautionary Note Regarding Forward-Looking Statements

This release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our future operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the possible outcome of the Company's Chapter 11 proceedings, financing, product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspension of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions of the PSLRA, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to) the following:

(1)	the ability of the Company and the other Debtors to continue as a going concern;
(2)

the ability of the Company to comply with the milestones in its debtor-in-possession financing facility, and obtain Bankruptcy Court approval of its motion for approval of the Proposed Plan and related Disclosure Statement as well as other motions filed in the Bankruptcy Cases;

(3)	the ability of the Company and the other Debtors to satisfy the conditions of the Proposed Plan and to consummate the Proposed Plan, including the contemplated rights offering;
(4)

objections that may be raised with respect to the Proposed Plan and related Disclosure Statement by the Debtors' various creditors, equity holders and other constituents and the Bankruptcy Court's treatment of such objections;

(5)	the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;
(6)	the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;
(7)	the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;
(8)	risks associated with third-party motions in the Bankruptcy Cases to the extent that they may interfere with the ability of the Company and the other Debtors to consummate the Proposed Plan;
(9)	the potential adverse effects of the Bankruptcy Cases on the Company's and the other Debtors' liquidity or results of operations;
(10)	the ability to execute the Company's business and restructuring plans;
(11)	increased legal costs related to the Company's bankruptcy filing and other litigation;
(12)	that its Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and
(13)

the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of the our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. We may amend the Proposed Plan and the Disclosure Statement and those amendments could be material. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

# # #

© 2013 Ther-Rx Corporation [19-019]

REFERENCES:

1.	Gynazole-1 (Butoconazole Nitrate Vaginal Cream USP, 2%) prescribing information. Ther-Rx Corporation, 2012.

2.	Centers for Disease Control and Prevention. Sexually Transmitted Diseases Treatment Guidelines 2010. Morbidity and Mortality Weekly Report. 2010; 59:61-63.